UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2020

RGC Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia		24016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (540) 777-4427

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 5, 2020, RGC Resources, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with Janney Montgomery Scott LLC (the “Agent”) pursuant to which the Agent will act as the Company’s sales agent with respect to offerings from time to time of up to $15,000,000 aggregate offering amount of the Company’s common stock, par value $5.00 per share (the “Shares”). Sales of the Shares, if any, will be made by any method permitted by law and deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, including, but not limited to, sales made directly on or through the NASDAQ Global Market or sales made to or through a market maker or through an electronic communications network. The obligations of the Agent under the Sales Agreement are subject to a number of customary conditions. The Sales Agreement includes customary representations, warranties and covenants of the Company, as well as customary indemnification and contribution provisions.

Any Shares sold will be issued pursuant to the Registration Statement on Form S-3 (File No. 333-236275) filed by the Company with the Securities and Exchange Commission on February 5, 2020, which was declared effective on February 14, 2020, and the related prospectus and one or more prospectus supplements.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

On March 5, 2020, the Company issued a press release announcing the establishment of the “at the market” common stock program described above. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

1.1	At Market Issuance Sales Agreement, dated March 5, 2020, between RGC Resources, Inc. and Janney Montgomery Scott LLC, as agent.*

5.1	Opinion of McGuireWoods LLP.*

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1).

99.1	Press Release, dated March 5, 2020, issued by RGC Resources, Inc.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC., Registrant

/s/ Randall P. Burton, II
Name:	Randall P. Burton, II
Title:	Vice President, CFO, Secretary and Treasurer

Date: March 5, 2020